AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MAY 11, 2011

TO THE

PROSPECTUS DATED MARCH 1, 2011

AMERICAN INDEPENDENCE INTERNATIONAL EQUITY FUND

(TICKER SYMBOL: Class I – IMSSX; Class A – IIESX)

Effective May 31, 2011, the Prospectus for the International Equity Fund (the “Fund”) is hereby amended and supplemented to reflect the following changes, which have been recently approved by the Board of Trustees of the Trust:

1.      Under the “FUND SUMMARY” section for the International Equity Fund,  the following information changes:

a.       Under the sub-section “Fees and Expenses of the Fund”, the Fees and Expense Table on page 7 is replaced with the following:

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.23%	1.73%
Fee Waivers and Expense Reimbursements(1)	-0.28%	-0.28%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.95%	1.45%

(1)   AIFS has contractually agreed to reduce the management fee and reimburse expenses until May 31, 2013 in order to keep the Total Annual Fund Operating Expenses to 0.95% and 1.45% of the Fund’s average net assets for Institutional Class Shares and Class A Shares, respectively. The Adviser is permitted to seek         reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.  The expense limitation may be terminated only by approval of the Board of Trustees.

b.      Under the sub-section “Fees and Expenses of the Fund”, the expense Example on page 8 is replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$ 97	$ 363	$ 649	$ 1,464
Class A Shares	$ 714	$ 1,063	$ 1,435	$ 2,477

c.       Under the sub-section “Portfolio Management”, the Sub-adviser information on page 11 is replaced in its entirety with the following:

Sub-Adviser. Security Investors, LLC, which operates as Security Global Investors (“SGI”), is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

Manager Name	Primary Title	Managed the Fund Since
Nardin Baker	Portfolio Manager	2011
Jakob Wold	Portfolio Manager	2011

  Under the section “MORE ABOUT THE FUNDS”, in the sub-section “Fund Management”, the Sub-Adviser information for International Equity on page 58 is changed as follows:

a.       The second paragraph under “Sub-Advisers”, “International Equity Fund” is replaced in its entirety with the following:

The SGI investment team of Nardin Baker and Jakob Wold are jointly and primarily responsible for the day-to-day management of the Fund.

b.      The paragraph under “Portfolio Manager” for David Whittall is removed in its entirety.

  Under the section “INVESTING WITH THE FUNDS”, the second paragraph on page 71 under “Distribution and Service (12b-1) Fee Plan” is replaced in its entirety with the following:

Currently, the Short-Term Bond Fund, Core Plus Fund and Kansas Tax-Exempt Bond Fund are waiving 0.25%, 0.15% and 0.09%, respectively, of the shareholder servicing fees in Class A.

4.      Throughout the Prospectus, the name International Equity Fund shall be changed to the International Alpha Strategies Fund. The investment objective and the strategies for the Fund will not change due to the name change.

Old Name	New Name
International Equity Fund	International Alpha Strategies Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MAY 11, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011

AMERICAN INDEPENDENCE INTERNATIONAL EQUITY FUND

(TICKER SYMBOL: Class I – IMSSX; Class A – IIESX)

Effective May 31, 2011, the Statement of Additional Information (“SAI”) for the International Equity Fund (the “Fund”) is hereby amended and supplemented to reflect the following changes, which have been recently approved by the Board of Trustees of the Trust:

1.      Throughout the SAI, the name International Equity Fund shall be changed to the International Alpha Strategies Fund. The investment objective and the strategies for the Fund will not change due to the name change.

Old Name	New Name
International Equity Fund	International Alpha Strategies Fund

2.      Under the section “INVESTMENT ADVISORY AND OTHER SERVICES” on page 40 under the sub-section “Board Approval of the Advisory Agreements for the Funds”, the information for the International Equity Fund in the table under the second paragraph of that section is replaced with the following:

Fund	Class A	Class C	Institutional Class
International Equity Fund	1.45%	N/A	0.95%

3.      Under the section “PORTFOLIO MANAGER INFORMATION” starting on page 44, certain information is updated as follows:

a.       On page 45, the first paragraph under “International Equity Fund (Security Global Investors, LLC)” is removed in its entirety.

b.      On page 47, in the sections “Beneficial Ownership by Portfolio Manager” and “Account Management Disclosures”, Mr. Whittall’s name and information is removed in its entirety.

4.      Under the section “DISTRIBUTION AND RELATED SERVICE PLANS”, the second paragraph and related chart on page 56 of the SAI are replaced in their entirety with the following:

Currently, the following Funds are waiving all or a portion of the shareholder servicing fee in Class A Shares:

Fund	Waiver Amount	Distribution or Shareholder Servicing Fee
Short-Term Bond Fund	0.25%	Shareholder Servicing
Core Plus Fund	0.15%	Shareholder Servicing
Kansas Tax-Exempt Bond Fund	0.11%	Shareholder Servicing

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE